SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant /_/

Check the appropriate box:

/_/ Preliminary Proxy Statement
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/_/ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                        Citizens & Northern Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

________________________________________________________________________________
                   (Name of Person(s) Filing Proxy Statement)

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2) Aggregate number of securities to which transaction applies:

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

                         CITIZENS & NORTHERN CORPORATION
                                90-92 Main Street
                          Wellsboro, Pennsylvania 16901

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                       TO BE HELD TUESDAY, APRIL 15, 1997

TO THE HOLDERS OF THE COMMON STOCK OF THE CORPORATION:

     Notice is hereby given that the Annual Meeting of the holders of the common stock of Citizens & Northern Corporation (the "Corporation") will be held at the Arcadia Theatre, located at 50 Main Street, Wellsboro, Pennsylvania, on Tuesday, April 15, 1997 at 2:00 P.M., local time, for the following purposes:

     1.  To elect five directors to Class I to serve for a term of 3 years;

     2. To approve and adopt the Citizens & Northern Corporation 1996 Independent Directors Stock Option Plan;

     3. To ratify the action of the Board of Directors in the appointment of the firm of Parente, Randolph, Orlando, Carey & Associates as independent auditors of the Corporation; and

     4. To transact such other business as may properly be brought before the meeting or any adjournment or adjournments thereof.

     Only stockholders of record at the close of business on March 3, 1997, are entitled to notice of, and to vote at, the meeting. Such stockholders may vote in person or by proxy.

     ALL STOCKHOLDERS ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. If you do attend the meeting, you may, if you wish, withdraw your proxy and vote your shares in person.

                                        By Order of the Board of Directors,

                                        Kathleen M. Osgood
                                        Corporate Secretary

March 17, 1997

                         CITIZENS & NORTHERN CORPORATION
                                90-92 Main Street
                          Wellsboro, Pennsylvania 16901

                                 PROXY STATEMENT
                Annual Meeting of Stockholders -- April 15, 1997

         This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Citizens & Northern Corporation to be used at the Annual Meeting of Stockholders of the Corporation to be held on Tuesday, April 15, 1997, at 2:00 P.M. at the Arcadia Theatre, located at 50 Main Street, Wellsboro, Pennsylvania, and at any adjournment thereof. The approximate date upon which this Proxy Statement and proxy will first be mailed to stockholders is March 17, 1997.

         The Corporation's Board of Directors is soliciting proxies in connection with the Meeting. Shares represented by properly completed proxies will be voted in accordance with the instructions indicated thereon unless such proxies have previously been revoked. If no direction is indicated, such shares will be voted in favor of the election as directors of the nominees named below, in favor of the approval and adoption of the Citizens & Northern Corporation 1996 Independent Directors Stock Option Plan, in favor of the ratification of the appointment of the firm of Parente, Randolph, Orlando, Carey & Associates as the Corporation's independent auditors, and in the discretion of the proxy holder as to any other matters which may properly come before the Meeting or any adjournment thereof. A proxy may be revoked at any time before it is voted by written notice to the Secretary of the Corporation or by attending the Meeting and voting in person.

         The Corporation will bear the entire cost of soliciting proxies for the Meeting. In addition to the use of the mails, proxies may be solicited by personal interview, telephone, and telegram by the Corporation's directors, officers and employees. Arrangements may also be made with custodians, nominees and fiduciaries for forwarding proxy material to beneficial owners of stock held of record by such persons, and the Corporation may reimburse such custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith.

         The Board of Directors has fixed the close of business on March 3, 1997, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof. On the record date, there were outstanding and entitled to vote 5,062,453 shares of Common Stock. Common stockholders will be entitled to one vote per share on all matters to be submitted at the meeting. The Articles of Incorporation of the Corporation do not permit cumulative voting.

         No person is known by the Corporation to have beneficially owned 5% or more of the outstanding common stock of the Corporation as of March 3, 1997.

                       PROPOSAL 1 -- ELECTION OF DIRECTORS

         The Articles of Incorporation of the Corporation provide that the Board of Directors shall consist of not less than five nor more than twenty-five directors and that within these limits the numbers of directors shall be as established by the Board of Directors. The Board of Directors has set the number of directors at fifteen. The Articles further provide that the Board shall be classified into three classes, as nearly equal in number as possible. One class of directors is to be elected annually. Five directors to Class I are to be elected at the Annual Meeting to serve for a three year term. It is the intention of the persons named as proxyholders on the enclosed form of proxy, unless other directions are given, to vote all shares which they represent for the election of management's nominees named in the tabulation below. Any stockholder who wishes to withhold authority from the proxyholders to vote for the election of directors, or to withhold authority to vote for any individual nominee, may do so by marking the proxy to that effect. Each director elected will continue in office until a successor has been elected. The Board of Directors recommends a vote "FOR" the election of the nominees listed below, each of whom has consented to be named as a nominee and to serve if elected. If for any reason any nominee named is not a candidate (which is not expected) when the election occurs, proxies will be voted for a substitute nominee determined by the Board of Directors.

         The following table sets forth certain information about the nominees, all of whom are presently members of the Board, and about the other directors whose terms of office will continue after the Annual Meeting:

                                                                Shares        Percent of
Name and Principal Occupation        Age as of    First Became  Beneficially  Common Stock
for Last Five Years                  Record Date  Director (1)  Owned (2)     Outstanding
-------------------                  -----------  ------------  ----------    -----------

CLASS I - MANAGEMENT'S NOMINEES FOR A 3 YEAR TERM ENDING IN 2000:

R. Robert DeCamp                          56          1988            774           .02
 President of Patterson Lumber
 Co., Inc.

Adelbert E. Eldridge                      64          1989          5,032           .10
 Retired Regional Director of
 Susquehanna Region of Pennsylvania
 Electric Co.

Robert J. Murphy                          64          1988          6,534           .13
 Retired, formerly Attorney in law firm
 of Davis, Murphy, Niemiec & Smith

Edward H. Owlett, III                     42          1994          5,886           .12
 Attorney in law firm of
 Owlett, Lewis & Ginn, P.C.

F. David Pennypacker                      55          1993          2,947           .06
 Certified Public Accountant in firm
 of Pennypacker & Zeigler, P.C.

CLASS II -- CONTINUING DIRECTORS WITH TERMS EXPIRING IN 1998:

R. James Dunham                           66          1960          3,643(5)        .07
 President of R.J. Dunham Inc.
 Department Store

Edward L. Learn                           49          1989          1,180           .02
 Owner, Learn Hardware & Building
 Supply, formerly Manager of
 Purina Mills, Inc.

John H. Macafee                           66          1974         16,314           .32
 Owner and Operator of
 Mapoval Farms, Inc.

Leonard Simpson                           48          1989         15,812(6)        .31
 Attorney at Law, formerly Sullivan
 County District Attorney

Donald E. Treat                           63          1966         10,884           .21
 Owner of Treat Hardware

CLASS III - CONTINUING DIRECTORS WITH TERMS EXPIRING IN 1999:

J. Robert Bower ..............            62          1967         33,705(7)        .67
 Pharmacist, formerly with
 Fay's Drug Co., Inc. ........

William K. Francis ...........            65          1971         43,849(8)        .87
 Chairman of the Board of
 Citizens & Northern Corporation
 and Citizens & Northern Bank,
 Retired President and Chief
 Executive Officer of Citizens &
 Northern Corporation and
 Citizens & Northern Bank

Karl W. Kroeck ...............            57          1996          1,282           .03
 Farmer

Craig G. Litchfield ..........            49          1996          7,499(9)        .15
 President & Chief Executive Officer
 of Citizens & Northern Corporation
 and Citizens & Northern Bank, formerly
 Senior Vice President of Citizens &
 Northern Corporation and Citizens &
 Northern Bank

Lawrence F. Mase .............            62          1990          5,023           .10
 Retired, formerly
 President of Mase's, Inc. ...

All Directors and Executive Officers
 as a Group (17 persons) .....            --          --          175,280          3.46

(1) Includes service as director of the Corporation's predecessor, Citizens & Northern Bank.

(2) Number of shares of Corporation common stock beneficially owned, directly or indirectly, as of January 15, 1997. Unless otherwise indicated in a footnote below, each individual holds sole voting and investment authority with respect to the shares listed. This information has been furnished by each individual.

(3) Includes 3,090 shares held in a self-directed IRA for the benefit of Mr. Eldridge.

(4) Mr. Owlett disclaims beneficial ownership of a total of 4,751 shares included above that are held for his nephews and niece.

(5)  Includes 671 shares held in a trust for Mr. Dunham's children.

(6) Includes 1,582 shares held in a SEP-IRA Plan for the benefit of Mr. Simpson's retirement plan.

(7) Mr. Bower disclaims beneficial ownership of 10,557 shares included above that are held individually by his wife. Includes 1,020 shares held in an IRA for the benefit of Mr. Bower.

(8) Mr. Francis disclaims beneficial ownership of 128 shares included above that are held for his granddaughter.

(9) Mr. Litchfield disclaims beneficial ownership of 1,036 shares held individually by his wife and a total of 715 shares included above that are held with his daughters.

         No person named above as a nominee or director has any family relationship with any other person so named.

                          BOARD OF DIRECTOR COMMITTEES,
              ATTENDANCE AT MEETINGS AND COMPENSATION OF DIRECTORS

         Both the Corporation's and the Bank's By-Laws provide that the Board may create any number of committees of the Board as it deems necessary or appropriate from time to time. As of the date hereof, no Board committees of the Corporation have been established.

         The Bank has an Audit Committee consisting of nine non-employee members of the Board of Directors. The members of the Committee are Adelbert E. Eldridge, Karl W. Kroeck, Edward L. Learn, John H. Macafee, Lawrence F. Mase, Robert J. Murphy, Edward H. Owlett, III, F. David Pennypacker and Donald E. Treat. The primary function of the Audit Committee is to review the internal audit program as performed by the internal auditors, recommend to the Board of Directors the independent auditors for the year, and review the examinations and reports from those persons. The Audit Committee held three meetings in 1996.

         The Bank has an Executive Committee consisting of eight members of the Board of Directors who are as follows: R. Robert DeCamp, R. James Dunham, William K. Francis, Craig G. Litchfield, John H. Macafee, Robert J. Murphy, F. David Pennypacker and Leonard Simpson. The function of this committee is to recommend policy procedures. During 1996, the Executive Committee held six meetings. The Executive Committee also functions as a nominating committee and an investment committee.

         The Salary and Pension Committee of the Bank, which held five meetings in 1996, consisted of the following six non-employee members of the Board of
Directors: R. Robert DeCamp, R. James Dunham, John H. Macafee, Robert J. Murphy,
F. David Pennypacker and Leonard Simpson. The committee is charged with reviewing compensation for all officers and employees of the Bank and administering the retirement and benefit plans.

         The Trust Investment Committee of the Bank, which met eleven times in 1996, consists of four members of the Board of Directors; namely, J. Robert Bower, R. James Dunham, Edward L. Learn and Leonard Simpson. Thomas L. Briggs, Vice President and Senior Trust Officer of the Bank, is also a member of this committee, which determines the policy and investments of the Trust Department, the acceptance of all fiduciary relationships and relinquishments of all fiduciary relationships. The committee keeps minutes of their meetings which are reviewed monthly by the Board of Directors.

         The Bank also has an Asset Liability Committee, which consisted of R. Robert DeCamp, William K. Francis, Craig G. Litchfield, Robert J. Murphy and F. David Pennypacker, five members of the Board of Directors, as well as James W. Seipler, Treasurer of the Corporation. This committee met eleven times during 1996. The purpose of the committee is to stabilize and improve profitability by balancing the relationship between risk and return over an extended period of time.

         The Board of Directors of the Corporation met twelve times and the Board of Directors of the Bank met fourteen times in 1996. All of the directors attended at least 75% or more of the combined number of meetings of the Corporation, Bank and their committees of which they were members.

         All directors of the Corporation are directors of the Bank. Each director who is not an officer of the Corporation or Bank received an annual retainer of $8,000 and an attendance fee of $100 for each meeting of the

Board attended. In addition, each such director received a fee of $100 for attendance at each committee meeting. The aggregate amount of directors' retainers and fees paid during 1996 was $167,600.

                   CORPORATION'S AND BANK'S EXECUTIVE OFFICERS

         The following table sets forth certain information with respect to the current executive officers of the Corporation and the Bank.

                                                      Shares        Percent of
                                         Age as of    Beneficially  Common Stock
Name and Position for Last Five Years    Record Date  Owned (1)     Outstanding
-------------------------------------    -----------  ------------  ------------

Craig G. Litchfield                          49         7,499 (2)       .15
 President and C.E.O.of the Corporation
 and the Bank since January, 1997;
 President of the Corporation and Bank
 since 1996; formerly Senior Vice
 President of the Corporation and the
 Bank since 1994, and  Vice President
 of the Bank since 1982

Robert W. Anderson                           58         5,860           .12
 Vice President, Data Processing,
 of the Bank since 1969

James W. Seipler                             55         9,056 (3)       .18
 Treasurer of the Corporation
 since 1987; Controller and
 Cashier of the Bank since 1971

(1) Number of shares of Corporation common stock beneficially owned, directly or indirectly, as of January 15, 1997. Unless otherwise indicated in a footnote below, each individual holds sole voting and investment authority with respect to the shares listed. This information has been furnished by each individual.

(2) Mr. Litchfield disclaims beneficial ownership of 1,036 shares held individually by his wife and a total of 715 shares included above that are held with his daughters.

(3) Mr. Seipler disclaims beneficial ownership of 568 shares included above that are held jointly with his sons.

         None of the above executive officers has any family relationship with any other executive officer or with any director of the Corporation.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The Salary & Pension Committee ("Committee") of the Board of Directors establishes compensation policies, plans and programs which are intended to accomplish three objectives: to attract and retain highly capable and well qualified executives; to focus executives' efforts on increasing long-term stockholder value; and to reward executives at levels which are competitive with the marketplace for similar positions and commensurate with the performance of each executive and of Citizens & Northern. Each member of the Committee is an independent non-employee director. The Committee establishes the salaries of the other executive officers with input from the Chief Executive Officer and all decisions relating to the compensation of the executive officers are reviewed by the Board of Directors.

         With the lack of long-term incentive compensation plans in the past, the Committee recognizes the need to adjust base compensation accordingly. The key elements in Citizens & Northern's executive compensation program, all determined by individual and corporate performance, are base salary compensation, annual incentive compensation and equitable retirement benefits.

         Annual compensation for the Chief Executive Officer is determined in essentially the same way as for other executives, recognizing that the CEO has overall responsibility for the performance of Citizens & Northern. The Committee believes that the CEO compensation should be heavily influenced by the performance of the Corporation. The Committee established the CEO's base salary by considering the salaries of CEOs of comparably-sized banks and their performance according to salary information compiled by both regional and national benefit and salary surveys.

         In establishing his base salary, the Committee reached the following conclusions regarding company performance: Survey comparison of Citizens & Northern established a survey Peer Group of 38 independent banks whose 1995 average asset size equaled C&N's and further narrowed their Peer Group to a Core Group of 31 banks with an ROA of 1.00% or higher. Citizens & Northern's net income was 10% higher than the average of the Peer Group. C&N's return on assets for 1995 was 1.39%, 19% better than the Peer Group average and 2% better than a Core Group average of high-performing banks. In 1996, Mr. Litchfield was designated President of Citizens & Northern Bank, while Mr. Francis remained Chief Executive Officer and Chairman of the Board. Mr. Litchfield will be named Chief Executive Officer in 1997. Mr. Litchfield's 1996 base salary of $175,673 is 16% below CEO's who receive the same compensation package; however, his total compensation with bonus and incentives falls to 79% of par behind Core Group CEOs. In 1995, the Committee established the Chief Executive Officer's 1996 base salary at $240,000 for Mr. Francis, representing a 9% increase over 1995. Mr. Francis is retiring as Chief Executive Officer at the end of 1996. He will remain a Director and Chairman of the Board of Citizens & Northern Corporation.

         The annual compensation of the Chief Executive Officer and executive officers is reviewed annually by the Committee, except for decisions about awards under the Incentive Award Plan. These awards are made solely by the attainment of specific measurable performance indicators, which are return on assets, performance to budget, deposit growth and past-due reduction. If the target is met, awards are calculated for each participant based upon the level of corporate performance relative to the target. C&N's Incentive Award Plan caps the award at 25% of base compensation, while the Peer Group awarded cash bonuses to CEOs averaging 26%.

         The Corporation approved a non-qualified Supplemental Income Plan effective January 1, 1989. It was designed for the purpose of retaining talented executives and to promote in these executives a strong interest in the long-term, successful operation of the Corporation. The Plan supplements the lower retirement benefits of executives in comparison with average total retirement benefits paid non-executives. The Plan is an unfunded plan and is subject to the general creditors of the Corporation.

         The Corporation approved a Stock Incentive Plan effective January 1, 1995. The Stock Incentive Plan is designed to advance the development, growth and financial condition of the Corporation while attracting, retaining and rewarding executives.

         The Committee believes that the concepts discussed above further the stockholders' interests since a significant part of executive compensation is based on obtaining results for the stockholders. The Committee bases its review on experience of its own members, on information requested from management and information compiled by various independent compensation consultants. The Committee believes that the program encourages responsible management of the Corporation.

         Members of the Compensation Committee,

         R. Robert DeCamp, Chairman     John H. Macafee     F. David Pennypacker
         R. James Dunham                Robert J. Murphy    Leonard Simpson

                             EXECUTIVE COMPENSATION

         The summary compensation table contains information with respect to annual compensation for services in all capacities to the Corporation and Bank for the fiscal years ending December 31, 1996, 1995 and 1994 of those persons who were, at December 31, 1996, (i) the Chief Executive Officer and (ii) the three (3) other most highly compensated executives to the extent such persons' total salary and bonus exceeded $100,000:

                                   ANNUAL COMPENSATION                     LONG-TERM COMPENSATION

                                                                        Awards                Payouts
 (a)                       (b)      (c)       (d)         (e)        (f)        (g)      (h)           (i)
                                                         Other                                         All
                                                        Annual   Restricted   Options/                Other
                                                        Compen-     Stock       SARs    LTIP         Compen-
Name and                         Salary(l)   Bonus     sation(2)    Awards     Awards  Payouts      sation(3)
Principal Position        Year      ($)       ($)         ($)        (#)        (#)      ($)           ($)
-------------------------------------------------------------------------------------------------------------
WILLIAM K. FRANCIS        1996    240,000    60,000       X           0           0        0         102,142
  Chairman & CEO          1995    220,000    55,000       X           0           0        0          66,388
                          1994    200,000    50,000       X           0           0        0          55,796

CRAIG G. LITCHFIELD       1996    175,673    43,918       X           0       2,500        0          14,468
  President               1995    140,000    35,000       X           0       2,500        0          13,379
                          1994    117,115    29,279       X           0           0        0          12,937

ROBERT W. ANDERSON        1996    110,850    27,500       X           0       1,700        0          21,218
  Vice President          1995    100,000    25,000       X           0       1,700        0          18,494
                          1994     92,000    23,000       X           0           0        0          16,053

JAMES W. SEIPLER          1996    110,597    27,500       X           0       1,700        0          18,886
  Controller and          1995    100,000    25,000       X           0       1,700        0          16,716
  Cashier                 1994     92,000    23,000       X           0           0        0          14,530

(1)  The amounts shown in this column represent annual base salary.

(2) The Bank provides automobiles and certain other benefits for certain of its principal officers in connection with the business of the Bank. The value of personal benefits to the officers individually is not included in the table above because the aggregate amount of such other compensation is less than 10% of the cash compensation paid to the individual as reported above.

(3) The amount indicated includes the Bank's contribution to the Savings & Retirement Plan (401k) and the Non-Qualified Supplemental Executive Retirement Plan.

                              STOCK INCENTIVE PLAN

         In 1995, the Corporation's Board of Directors adopted and the stockholders approved the Citizens & Northern Corporation Stock Incentive Plan. On December 19, 1996 ("Grant Date"), the Board of Directors granted qualified stock options for key officers of the Bank, the right to purchase shares of the Corporation Common Stock at a price of $25.50. The period of the options shall be ten (10) years, commencing from the date of the grant. Not more than twenty percent (20%) of the shares optioned may be exercised in any one year during the term of the option, commencing with the Grant Date. The Option shall not be exercisable until one year from the date of the grant. Shares granted under option in 1996 and 1995 were 11,000 and 12,100, respectively. At December 31, 1996, there were 46,900 shares reserved for future grants. No stock options were awarded or are outstanding for Mr. Francis.

                               OPTION / SAR GRANTS

         The following table sets forth information concerning stock options granted in 1996 under the Stock Incentive Plan to the Chief Executive Officer and the four most highly compensated executives of the Corporation named in the Summary Compensation Table:

      (a)                  (b)             (c)            (d)          (e)          (f)
                                        % of Total
                        Number of        Options/
                        Securities     SARs Granted     Exercise                   Grant
                        Underlying     to Employees     or Base                    Date
                       Options/SARs      in Fiscal       Price      Expiration    Present
      Name               Granted           Year        ($/Share)       Date       Value ($)
-------------------------------------------------------------------------------------------
William K. Francis          0               0

Craig G. Litchfield       2,500            22.73%        $25.50     12/19/2006    $63,750

Robert W. Anderson        1,700            15.45%        $25.50     12/19/2006    $43,350

James W. Seipler          1,700            15.45%        $25.50     12/19/2006    $43,350

                  AGGREGATED STOCK OPTION EXERCISES DURING 1996
                           AND YEAR-END OPTION VALUES

         The following table sets forth information concerning the exercise during 1996 of options granted under the Stock Incentive Plan by three of the most highly compensated executives of the Corporation named in the Summary Compensation Table:

      (a)                   (b)           (c)                     (d)                           (e)
                                                          Number of Securities
                                         Value           Underlying Unexercised         Value of  Unexercised
                          Shares       Realized               Options at               In-the-Money Options on
                         Acquired     on Shares            December 31, 1996            December 31, 1996 (2)
        Name           On Exercise   Acquired (1)     Exercisable   Unexercisable    Exercisable   Unexercisable
----------------------------------------------------------------------------------------------------------------
Craig G. Litchfield        250        $1,375.00          250            4,500         $1,375.00     $11,000.00

Robert W. Anderson          0            0               340            3,060         $1,870.00     $ 7,480.00

James W. Seipler            0            0               340            3,060         $1,870.00     $ 7,480.00

(1) Represents the difference between the market value on the date of exercise of the shares acquired and the option price of those shares.

(2) Represents the difference between the aggregate market value at December 31, 1996 of the shares subject to the options and the aggregate option price of those shares.

                                PERFORMANCE GRAPH

         Set forth below is a chart comparing the Corporation's cumulative return to stockholders against the cumulative return of the S&P 500 Index and a Peer Group Index of similar banking organizations selected by the Corporation for the five year period commencing January 1, 1991 and ending December 31, 1996. The index values are market weighted, dividend reinvestment numbers which measure the total return for investing $100.00 five years ago. This meets SEC requirements for showing dividend reinvestment share performance over a five year period and measures the return to an investor for placing $100.00 into a group of bank stocks and reinvesting any and all dividends into the purchase of more of the same stock for which dividends were paid.

                     COMPARISON OF 5 YEAR CUMULATIVE RETURN
                                [GRAPHIC OMITTED]

                                  PERIOD ENDING

                    12/31/91  12/31/92  12/31/93  12/31/94  12/31/95  12/31/96
     C&N            $ 100.00  $ 106.19  $ 175.16  $ 194.25  $ 223.67  $ 283.92
     Peer Group     $ 100.00  $ 127.24  $ 180.30  $ 209.88  $ 226.26  $ 246.67
     S&P 500 Index  $ 100.00  $ 104.46  $ 111.83  $ 110.11  $ 147.67  $ 177.60

         All ten institutions in the peer group selected by the Corporation are headquartered in Pennsylvania, have total assets of $200 to $600 Million, market capitalization of at least $25 Million, and are not listed on the NASDAQ National Market System. This peer group consists of ACNB Corporation, Gettysburg; CNB Financial Corporation, Clearfield; Drovers Bancshares Corporation, York; First West Chester Corporation, West Chester; Franklin Financial Service Corporation, Chambersburg; Hanover Bancorp, Inc., Hanover; Penn Security Bank and Trust Company, Scranton; Penn Rock Financial Services Corporation, Blue Ball; Penns Woods Bancorp, Inc., Jersey Shore; and Sterling Financial Corporation, Lancaster. This is the same peer group that was used in 1996.

                                  PENSION PLAN

         The Citizens & Northern Bank Pension Plan (the "Plan") is intended to provide a defined retirement benefit to participants without regard to the profits of the Bank. Employees are neither required nor permitted to contribute to the Plan. Annual contributions by the Bank are determined actuarially. To participate in the Plan, an employee must be 21 years of age and have completed one year of service. A participant's retirement benefit, which becomes fully vested after 5 years of service, is based on compensation and credited service with the Bank. For purposes of determining a retirement benefit, the term "compensation" is defined to include an employee's total remuneration received from the Bank, including base salary, bonus and overtime. Benefits are a percentage of the average compensation for the five consecutive years of highest compensation preceding retirement, multiplied by the number of years of completed service, up to 25 years. The Bank's Trust Department serves as Trustee under the Plan.

         The following table indicates, for purposes of illustration, the approximate amounts of annual retirement income which would be payable under the terms of the Plan, in the form of a straight life annuity, to a participant who retired as of December 31, 1996, at age 65, under various assumptions as to compensation and years of credited service. For any plan year beginning after December 31, 1993, the Pension Plan benefits are determined on only the first $150,000 in compensation as determined by the Commissioner of the Internal Revenue Service and as prescribed by law.

                               PENSION PLAN TABLE

                                             Years of Credited Service
    Average Annual Compensation         15            20          25 (or more)
    ----------------------------     -------------------------------------------

    $ 75,000                         $14,749        $19,665         $24,581
    $100,000                         $20,561        $27,415         $34,269
    $125,000                         $26,374        $35,165         $43,956
    $150,000                         $32,186        $42,915         $53,644
    $175,000                         $32,186        $42,915         $53,644
    $200,000                         $32,186        $42,915         $53,644
    $225,000                         $32,186        $42,915         $53,644
    $250,000                         $32,186        $42,915         $53,644

         The credited years of service under the Plan as of December 31, 1996 for Francis, Litchfield, Anderson and Seipler were 25, 24, 25 and 31 years, respectively.

         In December, 1989, the Bank established a non-qualified supplemental executive retirement plan for certain key executive employees ("Executive Plan"). The Executive Plan provides a retirement benefit for executives who retire after attaining age 62 and 5 years of plan service in an amount determined annually by the Directors. The Executive Plan may be terminated by the Board of Directors at any time. In 1994, the amounts accrued pursuant to the Executive Plan for the accounts of the officers named in the Summary Compensation Table set forth herein, is included as "All Other Long Term Compensation". Future estimated benefits do not take compensation into consideration.

                                  SAVINGS PLAN

         The Citizens & Northern Savings and Retirement Plan ("Savings Plan") is qualified under Section 401(k) of the Internal Revenue Code. It allows a participant to authorize the deposit into the Plan of before tax earnings of from 1% to 15% of his compensation. Under the Tax Reform Act, the maximum amount of elective contributions that could be made by a participant during 1996 was Nine Thousand Five Hundred Dollars ($9,500.00), also subject to the $150,000 compensation limit. All officers and employees of Citizens & Northern Bank, including the officers named in the Summary Compensation Table set forth herein, are eligible to participate in the 401(k) Plan. A participant may also make voluntary contributions to the Plan from after tax savings of up to 10% of his compensation. The Bank is required to contribute a basic employer contribution equal to at least 2% of each eligible participant's compensation; in addition, the Bank may make a discretionary basic contribution. The total actual basic employer contribution for 1996 was equal to 4%. In addition, the Bank makes matching contributions equal to 100% of a participant's before tax contributions up to 3% of compensation and equal to 50% of such contributions between 3% and 5% of compensation. The Bank's basic employer contributions are invested in the common stock of the Corporation. All participants' contributions and the Bank's matching contributions, at the participants' election, are invested in a choice of nine investment funds maintained by the Bank as Trustee. In

1996, the Bank's contribution to the Savings Plan for the accounts of the officers named in the Summary Compensation Table set forth herein is included as "All Other Long Term Compensation". Substantially all officers and employees of the Bank are eligible to participate in the Savings Plan.

                              INCENTIVE AWARD PLAN

         The Board of Directors of the Bank has adopted an Incentive Award Plan for certain members of the management group of the Bank in order to promote a superior level of performance relating the Bank's financial goals. Under the Incentive Award Plan, if predetermined performance goals are realized by the Bank in a given fiscal year, the participants will receive awards ranging up to a maximum of 25% of their base salaries (i.e., salary before reduction for the Savings Plan and without regard to incentive award payments).

         Under the Incentive Award Plan, immediately before the beginning of each year the Salary Committee of the Board of Directors of the Bank will designate the participants in the Plan and set a minimum and maximum level of awards for each class of participants and the individual performance and financial goals of the Bank or appropriate unit to be achieved. The Salary Committee, at its discretion, may adjust award payments under the Incentive Award Plan based on extraordinary circumstances, conflicts with long-term financial and development objectives, or below standard individual participant performance. All awards under the Incentive Award Plan will be paid in cash and are paid as soon as practical after the end of a plan year.

                              CERTAIN TRANSACTIONS

         Certain directors and officers of the Corporation and Bank and their associates (including corporations of which such persons are officers or 10% beneficial owners) were customers of, and had transactions with the Bank in the ordinary course of business during the year ended December 31, 1996. Similar transactions may be expected to take place in the future. Such transactions included the purchase of certificates of deposit and extensions of credit in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risks of collectibility or present other unfavorable features. The Bank expects that any other transactions with directors and officers and their associates in the future will be conducted on the same basis.

         The law firm of Owlett, Lewis & Ginn, P.C., of which Director Owlett is an employee and in which he has an interest, acts as legal counsel for the Corporation and the Bank.

           PROPOSAL 2 -- APPROVAL AND ADOPTION OF CITIZENS & NORTHERN
            CORPORATION 1996 INDEPENDENT DIRECTORS STOCK OPTION PLAN

         On December 19, 1996, the Board of Directors of the Corporation (the "Board") approved and adopted the Citizens & Northern Corporation 1996 Independent Directors Stock Option Plan (the "Stock Option Plan"). The Board directed and ordered that the Stock Option Plan be submitted to the stockholders of the Corporation for their approval and adoption at the 1997 Annual Meeting of Stockholders to be held on April 15, 1997.

         The stated purpose of the Stock Option Plan is to advance the development, growth and financial condition of the Corporation by providing incentives through participation in the appreciation of capital stock of the Corporation so as to secure, retain and motivate individuals who are not officers or employees of the Corporation or any subsidiary thereof to serve as members of the Board ("non-employee Directors").

         Generally, the Stock Option Plan will become effective as of the date it is approved by the Corporation's stockholders. The shares of stock that may be issued under the Stock Option Plan will not exceed in the aggregate 25,000 shares of the Corporation's common stock, par value $1.00 per share (the "Stock") provided that this amount may be increased by an amount not to exceed 1,000 shares of Stock for each new non-employee director admitted to the Board at any time within the next 5 years. The Stock utilized by the Stock Option Plan may be authorized and unissued capital stock of the Corporation or it may be such capital stock issued and subsequently reacquired by the Corporation as treasury stock.

         Under the Stock Option Plan, current non-employee directors will be granted for each of the next five years an annual option to purchase 200 shares of the Stock (the "Stock Option"). Non-employee directors who are elected or appointed to the Board at any time within a five year period after the effective date of the Stock Option Plan will be granted a Stock Option on the date he or she is elected or appointed to the Board and then annually for the four years thereafter. Each Stock Option may be exercised within ten years from the date of the grant. The purchase price of the Stock under the Stock Option will be the "fair market value" of the stock which will be determined by the average between the bid and asked quotations of the Stock for the five days prior to the date of the annual meeting of stockholders for the year in which the Stock Option is granted. If the director ceases to be a member of the Board, he or she will not be entitled to receive any subsequent Stock Options under the Stock Option Plan. Also, if the director ceases to be a director for any reason other than retirement pursuant to the mandatory age requirement under the Corporation's by-laws, all Stock Options then held must be exercised within 12 months of such date.

         As of January 1, 1997, there were 14 non-employee directors, each of whom will participate in the Stock Option Plan.

         Certain terms and conditions of the Stock Option Plan are discussed below. A copy of the Stock Option Plan is attached to this Proxy Statement as Exhibit "A" and is deemed to be an integral part hereof and incorporated in its entirety by reference. The summary description of the Stock Option Plan contained herein is qualified in its entirety by reference to the express provisions of the Stock Option Plan attached as Exhibit "A".

Term

         The Stock Option Plan shall be effective as of the date it is approved by the Corporation's stockholders. If the Stock Option Plan is so approved by the shareholders, it shall continue in effect until all awards either have lapsed, been satisfied or canceled according to the terms under the Stock Option Plan.

Stock

         The shares that may be issued under the Stock Option Plan shall not exceed in the aggregate 25,000 shares of the Stock provided that this amount may be increased by an amount not to exceed 1,000 shares of Stock for each individual, who has not previously served as a member of the Board, is elected as a non-employee director at any time within the next 5 years. The number of shares of Stock subject to the Stock Option Plan shall be adjusted for stock splits, dividends, or any other change in the capital structure of the Corporation.

Eligibility

         Persons who will receive Stock options shall be all current non-employee directors and any other individuals, who have not previously served as a member of the Board, elected or appointed to the Board as non-employee directors within the five year period after the effective date of the Stock Option Plan.

Federal Income Tax Consequences of Stock Options

         The Stock Option is considered a "Non-Qualified Option" under the Internal Revenue Code of 1986, as amended. A non-employee director who receives a Stock Option will not recognize taxable income upon the grant of the option. However, upon the exercise of a Stock Option, the non-employee director will recognize taxable income in an amount equal to the excess of the fair market value of the Stock on the date that the option is exercised over the purchase price paid for the Stock. The Corporation will be entitled to an income tax deduction in the year of exercise in an amount equal to the amount of income recognized by the director.

         The foregoing discussion is intended as a summary only. The federal income tax consequences to a non-employee director and the Corporation may vary from those described above, depending upon the particular facts and circumstances.

         The resolution being voted upon is as follows:

         RESOLVED, that the stockholders of the Corporation approve, adopt and ratify the establishing of the Citizens & Northern Corporation 1996 Independent Directors Stock Option Plan.

         The ratification and approval of the Independent Directors Stock Option Plan requires the affirmative vote of at least a majority of the shares of common stock present in person or by proxy and entitled to vote at the meeting. Proxies solicited by the Board of Directors will be voted for the foregoing resolution unless stockholders specify a contrary choice in their proxies.

         The Board of Directors recommends a vote "FOR" the resolution ratifying and approving the establishment of the Citizens & Northern Corporation 1996 Independent Directors Stock Option Plan.

        PROPOSAL 3 -- RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

         Parente, Randolph, Orlando, Carey & Associates has been the independent public accounting firm appointed by the Bank since 1981, and has been selected by the Board as the independent public accounting firm for the Corporation and the Bank for 1997. No member of the firm or any of its associates has a financial interest in the Corporation. Parente, Randolph, Orlando, Carey & Associates provides, in addition to audit services, non-audit professional services such as preparation of income tax returns, consultations, and various other services. Non-audit services are considered to have no effect on the independence of accountants. A representative of Parente, Randolph, Orlando, Carey & Associates is expected to be present at the Annual Meeting to answer appropriate questions from stockholders and will be afforded an opportunity to make any statement that the firm desires.

         The Board of Directors recommends a vote "FOR" ratification of the appointment of Parente, Randolph, Orlando, Carey & Associates as independent auditors of the Corporation.

                              STOCKHOLDER PROPOSALS

         Any proposal intended to be presented by a stockholder of the Corporation at the Corporation's 1998 Annual Meeting must be received by the Corporation no later than December 21, 1997 to be considered for inclusion in the Corporation's proxy statement for such meeting. Any proposal should be addressed to the Secretary of the Corporation, 90-92 Main Street, Wellsboro, Pennsylvania 16901.

                                  OTHER MATTERS

         The management of the Corporation does not intend to bring any other matters before the Annual Meeting and is not presently informed of any other business which others may bring before such meeting. However, if any other matters should properly come before such meeting or any adjournment thereof, it is the intention of the persons named in the accompanying proxy to vote on such matters as they, in their discretion, determine.

                             ADDITIONAL INFORMATION

         The Corporation's Annual Report for the year 1996, including financial statements as certified by Parente, Randolph, Orlando, Carey & Associates, was mailed with this Proxy Statement on or about March 17, 1997, to the stockholders of record as of the close of business on March 3, 1997.

         A COPY OF THE CORPORATION'S 1996 ANNUAL REPORT ON FORM 10-K FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, WILL BE FURNISHED FREE OF CHARGE TO STOCKHOLDERS. WRITTEN

REQUEST SHOULD BE DIRECTED TO THE TREASURER, CITIZENS & NORTHERN CORPORATION, 90-92 MAIN STREET, WELLSBORO, PA, 16901, OR BY PHONE AT 717-724-3411.


                                        By Order of the Board of Directors,

                                        Kathleen M. Osgood
                                        Corporate Secretary

Dated:  March 17, 1997

                                                                       Exhibit A
                         CITIZENS & NORTHERN CORPORATION
                  1996 INDEPENDENT DIRECTORS STOCK OPTION PLAN

1. Purpose. The purpose of this Stock Option Plan (the "Plan") is to advance the development, growth and financial condition of Citizens & Northern Corporation (the "Corporation"), by providing incentives through participation in the appreciation of capital stock of the Corporation so as to secure, retain and motivate members of the Corporation's Board of Directors (the "Board") who are not officers and employees of the Corporation or any subsidiary thereof ("non-employee directors"). This Plan shall be interpreted and implemented in a manner so that non-employee directors will not fail, by reason of this Plan or their participation in it, to be "disinterested persons" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, as to any employee benefit plan of the Corporation or its subsidiaries.

2. Term. The Plan shall become effective as of the date the Corporation's stockholders duly approve the Plan (the "Effective Date"). If the Plan is so approved, it shall continue in effect until any stock options granted under the Plan either have lapsed or been exercised, satisfied or canceled according to their terms under the Plan.

3. Stock. The shares of stock that may be issued under the Plan shall not exceed, in the aggregate, 25,000 shares of the Corporation's common stock, par value $1.00 per share (the "Stock"), provided that said shares of Stock may be increased by an amount not to exceed 1,000 shares of Stock for each individual who becomes a non-employee director, other than current or prior members of the Board, at any time within a five- year period after the Effective Date. In addition, the aggregate amount of Stock under the Plan may be adjusted pursuant to paragraph 10. Such shares of Stock may be either authorized and unissued shares of Stock, or authorized shares of Stock issued by the Corporation and subsequently reacquired by it as treasury stock. Under no circumstances shall any fractional shares of Stock be issued under the Plan. The Corporation shall reserve and keep available, and shall duly apply for any requisite governmental authority to grant the stock options under this Plan, and issue or sell the number of shares of Stock needed to satisfy the requirements of the Plan while in effect. The Corporation's failure to obtain any such governmental authority deemed necessary by the Corporation's legal counsel for the proper grant of the stock options under this Plan and/or the issuance and sale of Stock under the Plan shall relieve the Corporation of any duty, or liability for the failure to grant the stock options under this Plan and/or issue or sell the Stock as to which such authority has not been obtained.

4. Stock Options. Stock options shall be granted under the Plan to all current non-employee directors of the Corporation, and any non-employee director, other than current or prior members of the Board, who becomes a member of the Board at any time within a five-year period after the Effective Date (such directors shall be referred to under this Plan as a "Director"). Every stock option granted to a Director shall be exercisable during his or her lifetime only by the Director, and shall not be salable, transferable or assignable by the Director except by his or her Will or pursuant to applicable laws of descent and distribution. Commencing on the Effective Date and then annually for the four (4) years thereafter, or in the case of a Director who becomes a member of the Board at any time within a five-year period after the Effective Date, commencing on the date he or she is elected or appointed to the Board and then annually for the four (4) years thereafter, a Director shall be granted a stock option to purchase 200 shares of Stock (the "Stock Option") under the following terms and conditions:

     (a) The time period during which any Stock Option is exercisable shall be ten (10) years after the date the Stock Option is granted to the Director.

     (b) If the Director ceases to be a member of the Board for any reason other than his or her mandatory retirement because of age pursuant to the Corporation's By-Laws, the Director may exercise the Stock Option not more than twelve (12) months after such cessation; if the Director dies at any time, the Directors qualified personal representative or any persons who acquire the Stock Options pursuant to his or her Will or laws of descent and distribution, may exercise any Stock Options during their remaining terms for a period of not more than twelve (12) months after the Director's death to the extent that the Stock Options would then and remain exercisable; if the Director retires because of the aforesaid mandatory age requirement, he or she may exercise any Stock Options granted to him or her for their remaining terms; in all of the above events, the Director shall not receive any further grants of Stock Options under the Plan.

     (c) The purchase price of a share of Stock shall be the fair market value of the Stock as determined under paragraph 6 hereof.

     (d)  The Stock Option shall be made by a written agreement.

5. Exercise. Except as otherwise provided in the Plan, the Stock Option may be exercised in whole or in part by giving written notice thereof to the Secretary of the Corporation, or his or her designee, identifying the Stock Option being exercised, the number of shares of Stock with respect thereto, and other information pertinent to the exercise of the Stock Option. The purchase price of the shares of Stock with respect to which a Stock Option is exercised shall be paid with the written notice of exercise, either in cash or in Stock which has been held by the Director for at least six (6) months at its then current fair market value, or in any combination thereof. Funds received by the Corporation from the exercise of any Stock Option shall be used for its general corporate purposes. The number of shares of Stock subject to a Stock Option shall be reduced by the number of shares of Stock with respect to which the Director has exercised rights under the Stock Option.

     If the Corporation or its stockholders execute an agreement to dispose of all or substantially all of the Corporation's assets or capital stock by means of sale, merger, consolidation, reorganization, liquidation or otherwise, as a result of which the Corporation's stockholders as of immediately before such transaction will not own at least fifty percent (50%) of the total combined voting power of all classes of voting capital stock of the surviving entity (be it the Corporation or otherwise) immediately after the consummation of such transaction, thereupon any and all Stock Options which the Director would be entitled to receive under the Plan shall be immediately granted to the Director until the consummation of such transaction, or if not consummated, until the agreement therefor expires or is terminated, in which case thereafter all Stock Options shall be treated as if said agreement never had been executed. If during any period of two (2) consecutive years, the individuals who at the beginning of such period constituted the Board, cease for any reason to constitute at least a majority of the Board, unless the election of each director of the Board, who was not a director of the Board at the beginning of such period, was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period, thereupon any and all Stock Options which the Director would be entitled to receive under the Plan shall be immediately granted to the Director. If there is an actual, attempted or threatened change in the ownership of at least twenty-five percent (25%) of any classes of voting capital stock of the Corporation through the acquisition of, or an offer to acquire such percentage of the Corporation's voting capital stock by any person or entity, or persons or entities acting in concert or as a group, and such acquisition or offer has not been duly approved by the Board, thereupon any and all Stock Options which the Director would be entitled to receive under the Plan shall be immediately granted.

6. Value. Where used in the Plan, the "fair market value" of Stock shall mean and be determined as follows: (i) in the event that the Stock is listed on an established exchange, the closing price of the Stock on the date of the annual meeting of shareholders for the year when the Stock Option is granted to the Director (the "Relevant Date") or, if no trade did occur on that day, on the next preceding day on which a trade occurred; or (ii) in the event that the Stock is not listed on an established exchange, but is then quoted on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), the average of the closing bid and asked quotations of the Stock for the five (5) trading days immediately preceding the Relevant Date. In either case, in the event that no closing bid or asked quotation is available on one (1) or more of such trading days, the fair market value shall be determined by reference to the five (5) trading days immediately preceding the Relevant Date on which closing bid and asked quotations are available.

7. Continued Relationship. Nothing in the Plan or any Stock Option shall confer upon any Director or any right to continue his or her relationship with the Corporation as a director, or limit or affect any rights, powers or privileges that the Corporation or its affiliates may have to supervise, discipline and terminate such Director, and the relationships thereof.

8. General Restrictions. Each Stock Option shall be subject to the requirement and provision that if at any time the Board determines it necessary or desirable as a condition of or in consideration of making such Stock Option, or the purchase or issuance or Stock thereunder, (a) the listing, registration or qualification of the Stock subject to the Stock Option, or the Stock Option itself, upon any securities exchange or under any federal or state securities or other laws, (b) the approval of any governmental authority, or (c) an agreement by the Director with respect to disposition of any Stock (including without limitation that at the time of the Director's exercise of the Stock Option, any Stock thereby acquired is being and will be acquired solely for investment purposes and without any intention to sell or distribute such Stock), then such Stock Option shall not be consummated in whole or in part unless such listing, registration, qualification, approval or agreement shall have been appropriately effected or obtained to the satisfaction of the Board and legal counsel for the Corporation. Notwithstanding anything to the contrary herein, a Director shall not sell, transfer or otherwise dispose of any shares of Stock acquired pursuant to a Stock Option unless at least six (6) months have elapsed from the date the Stock Option was granted, if at the time of such disposition the Director is subject to Section 16 of the Securities Exchange Act of 1934, as amended.

9. Rights. Except as otherwise provided in the Plan, the Director shall have no rights as a holder of the Stock subject thereto unless and until one or more certificates for the shares of such Stock are issued and delivered to the Director. No adjustments shall be made for dividends, either ordinary or extraordinary, or any other distributions with respect to Stock, whether made in cash, securities or other property, or any rights with respect thereto, for which the record date is prior to the date that any certificates for Stock subject to a Stock Option are issued to the Director pursuant to his or her exercise thereof. No Stock Option, or the grant thereof, shall limit or affect the right or power of the Corporation or its affiliates to adjust, reclassify, recapitalize, reorganize or otherwise change its or their capital or business structure, or to merge, consolidate, dissolve, liquidate or sell any or all of its or their business, property or assets.

10. Adjustments. In the event of any change in the number of issued and outstanding shares of Stock which results from a stock split, reverse stock split, payment of a stock dividend or any other change in the capital structure of the Corporation, the maximum number of shares subject to each outstanding Stock Option, and (where appropriate) the purchase price per share thereof (but not the total purchase price), shall be proportionately adjusted so that upon exercise or realization of such Stock Option, the Director shall receive the same number of shares he or she would have received had he or she been the holder of all shares subject to his or her outstanding Stock Option and immediately before the effective date of such change in the number of issued and outstanding shares of Stock. Such adjustments shall not, however, result in the issuance of fractional shares.

     In the event the Corporation is a party to any merger, consolidation or other reorganization, any and all outstanding Stock Options shall apply and relate to the securities to which a holder of Stock is entitled after such merger, consolidation or other reorganization. Upon any liquidation or dissolution of the Corporation, any and all outstanding Stock Options shall terminate upon consummation of liquidation or dissolution, but prior to such consummation shall be exercisable to the extent that the same otherwise are exercisable under the Plan.

11. Forfeiture. Notwithstanding anything to the contrary in this Plan, if the involved Director has been engaged in fraud, embezzlement, theft, commission of a felony, or dishonesty in the course of his or her relationship with the Corporation or its affiliates that has damaged them, or that the Director has disclosed trade secrets of the Corporation or its affiliates, the Director shall forfeit all rights under and to all unexercised Stock Options, and all exercised Stock Options under which the Corporation has not yet delivered certificates for shares of Stock (as the case may be), and all rights to receive Stock Options shall be automatically canceled.

12. Miscellaneous. Any reference contained in this Plan to a particular section or provision of law, rule or regulation, including but not limited to the Internal Revenue Code of 1986 and the Securities Exchange Act of 1934, both as amended, shall include any subsequently enacted or promulgated section or provision of law, rule or regulation, as the case may be, of similar import. With respect to persons subject to Section 16 of the Securities Exchange Act of 1934, as amended, (the "Exchange Act") transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or any successor rule that may be promulgated by the Securities and Exchange Commission. To the extent any provision of this Plan fails to so comply, it shall be deemed null and void, to the extent permitted by applicable law and subject to the provisions of paragraph 13 below. Where used in this Plan: the plural shall include the singular, and unless the context otherwise clearly requires, the singular shall include the plural; and, the term "affiliates" shall mean each and every subsidiary and any parent of the Corporation. The captions of the numbered paragraphs contained in this Plan are for convenience only, and shall not limit or affect the meaning, interpretation or construction of any of the provisions of the Plan.

13. Amendment. The Plan may not be amended, suspended or terminated except as may be provided for herein, or as may be required under the provisions of the Internal Revenue Code of 1986, as amended, and Section 16 of the Securities Exchange Act of 1934, as amended, and Rule 16b-3 of the Securities and Exchange Commission. If any provision of the Plan would cause a non-employee director not to be a "disinterested person" within the meaning of Rule 16b-3 under the Exchange Act as then applicable to any employee benefit plan of the Corporation, such provision shall be construed or deemed amended to the extent necessary to preserve such non-employee director's status as a "disinterested person".

14. Taxes. The issuance of shares of Stock under the Plan shall be subject to any applicable taxes or other laws or regulations of the United States of America and any state or local authority having jurisdiction thereover.

                         CITIZENS & NORTHERN CORPORATION

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
          FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD APRIL 15, 1997

The undersigned hereby appoints Edward L. Learn and Lawrence F. Mase, and each or either of them, as the attorneys and proxies of the undersigned, with full power of substitution in each, to vote all shares of the common stock of Citizens & Northern Corporation which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held on Tuesday, April 15, 1997 at 2:00 P.M. (local time), at the Arcadia Theatre, 50 Main Street, Wellsboro, Pennsylvania 16901, and at any adjournments thereof, and to vote as follows:

1.   ELECTION OF CLASS I DIRECTORS.
     Nominees:   R. Robert DeCamp, Adelbert E. Eldridge, Robert J. Murphy,
                 Edward H. Owlett, III, and F. David Pennypacker.

     |_|  VOTE FOR all nominees listed above         |_| VOTE WITHHELD from all
          (except as marked to the contrary below)       nominees listed above.


          ______________________________________________________________________
          (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided above.)

2. APPROVAL AND ADOPTION OF THE CITIZENS & NORTHERN CORPORATION 1996 INDEPENDENT DIRECTORS STOCK OPTION PLAN.

     |_|  VOTE FOR            |_|  VOTE AGAINST        |_| ABSTAIN

3. APPROVAL OF THE APPOINTMENT OF THE FIRM OF PARENTE, RANDOLPH, ORLANDO, CAREY & ASSOCIATES AS INDEPENDENT AUDITORS.

     |_|  VOTE FOR            |_|  VOTE AGAINST        |_| ABSTAIN

4. OTHER MATTERS. In their discretion, to vote with respect to any other matters that may properly come before the Meeting or any adjournments thereof.

                                     (over)
--------------------------------------------------------------------------------

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DIRECTED HEREIN BY THE STOCKHOLDER. UNLESS OTHERWISE INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION AS DIRECTORS OF THE NOMINEES LISTED IN PROPOSAL I AND FOR PROPOSALS 2 AND 3.

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. When shares are held as joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                                        Dated:________________________________

                                        ________________________________________
                                                                       Signature

                                        ________________________________________
                                                                       Signature


           PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY
                   USING THE ENCLOSED POSTAGE-PAID ENVELOPE.